Prepayment and Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2020
Prepayment and Other Current Assets
Schedule of prepayment and other current assets

	As of December 31,
	2019	2020
	RMB	RMB
Prepayments for services	20,481	21,413
Prepaid rental and other deposits	13,404	12,715
Interest receivable	19,381	6,755
VAT receivables	397	1,684
Staff advances	16	212
Receivable related to exercise of share options	6,420	134
Receivable from depositary bank(1)	7,493	—
Others	36	277
Total	67,628	43,190
(1)	In 2019, the Company entered an agreement with depositary bank, which entitled the Company to receive RMB22,106 (US$3,244) as reimbursement for certain costs and expenses of depositary fees upon the completion of IPO. Such reimbursement was recorded as Others, net in the consolidated statements of comprehensive income/(loss) for the year ended December 31, 2019. As of December 31, 2020, the receivable balance was RMB nil.